Exhibit 99.1

FIRST AMENDMENT TO

MULTICURRENCY CREDIT AGREEMENT

This FIRST AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT is dated as of June 24, 2011 (this “Amendment”), among Jones Lang LaSalle Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Borrower”), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Lenders and Bank of Montreal, as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions listed on the signature pages thereof as Lenders and the Administrative Agent have heretofore entered into that certain Multicurrency Credit Agreement, dated as of September 28, 2010 (as amended, the “Credit Agreement”); and

B. The Borrower has asked the Lenders and the Administrative Agent to amend certain covenants and related definitions, revise the Applicable Margin, increase the maximum amount to which the Commitments may be increased, increase the aggregate Revolving Credit Commitments and to make certain other amendments to the Credit Agreement as set forth herein and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENTS

Section 2.1 Section 1.8(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall read “(b) [Intentionally Omitted.]”

Section 2.2 Section 1.15 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

Section 1.15. Increase in Revolving Credit Commitments. The Borrower may, on any Business Day prior to the Termination Date, with the written consent of the Administrative Agent, L/C Issuer and Swingline Lender (which consents shall not be unreasonably withheld or delayed), increase the aggregate amount of the Revolving Credit Commitments by delivering an Increase Request at least five (5) Business Days (or such shorter period of time agreed by the Administrative Agent) prior to the desired effective date of such increase (the “Increase”) identifying an additional Lender (or additional Revolving Credit Commitments for existing Lender(s)) and the amount of its Revolving Credit Commitment (or additional amount of its Revolving Credit Commitment(s)); provided, however, that (i) any Increase (A) in an aggregate amount for all Increases in excess of $400,000,000 or (B) that results in the sum of the aggregate Revolving Credit Commitments to be in excess of $1,500,000,000 will require the approval of the Required Lenders, (ii) any Increase shall be in an amount not less than $10,000,000, (iii) no Default or Event of Default shall have occurred and be continuing at the time of the request or the effective date of the Increase, (iv) all representations and warranties contained in Section 5 hereof shall be true and correct at the time of such request and on the effective date of such Increase, and (v) prior to the effectiveness of any Increase, the Administrative Agent shall have received a copy, certified by the secretary or assistant secretary of the Parent, of resolutions of the Parent’s board of directors authorizing the amount of such Increase. The effective date of any Increase shall be agreed upon by the Borrower and the Administrative Agent. Upon the effectiveness thereof, the new Lender(s) (or, if applicable, existing Lender(s)) shall advance Loans in an amount sufficient such that after giving effect to its Loans each Lender shall have outstanding its Revolver Percentage of all Loans. It shall be a condition to such effectiveness that (i) if any Eurocurrency Loans are outstanding under the Revolving Credit on the date of such effectiveness, such Eurocurrency Loans shall be deemed to be prepaid on such date and the Borrower shall pay any amounts owing to the Lenders pursuant to Section 1.12 hereof and (ii) the Borrower shall not have terminated any portion of the Revolving Commitments pursuant to Section 1.13 hereof. The Borrower agrees to pay any reasonable expenses of the Administrative Agent relating to any Increase. Promptly upon the effectiveness of any Increase, the Borrower, if requested by any new Lender, shall execute and deliver a new Note to such Lender. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase its Revolving Credit Commitment and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment.

Section 2.3 Section 4.1 of the Credit Agreement is hereby amended by (i) amending the defined terms “Applicable Margin,” “Cash Interest Coverage Ratio,” “Consolidated Net Worth,” “L/C Sublimit,” “Level I,” “Level II,” “Level III,” “Level IV,” “Level V,” “Permitted Acquisition,” “Permitted Adjustment,” and “Termination Date” in their entirety and as so amended to read as set forth below, (ii) inserting new defined terms “Adjusted EBIT,” “First Amendment,” and “First Amendment Effective Date,” as set forth below in their proper alphabetical order and (iii) deleting in their entirety the defined terms “Rentals” and “Level VI”:

“Adjusted EBIT” means, for any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income for such period for (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation, and (iv) Permitted Adjustments; provided that any amounts added to Consolidated Net Income pursuant to clause (iii) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries.

“Applicable Margin” means, on any date with respect to the Loans, Reimbursement Obligations, and the Facility Fees and letter of credit fees payable under Section 2.1 hereof, the rates per annum determined in accordance with the following schedule as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date:

LEVEL	APPLICABLE MARGIN FOR DOMESTIC RATE LOANS UNDER THE REVOLVING CREDIT AND REIMBURSEMENT OBLIGATIONS	APPLICABLE MARGIN FOR EUROCURRENCY LOANS UNDER THE REVOLVING CREDIT AND LETTER OF CREDIT FEE	FACILITY FEE

LEVEL I	0.000%	0.925%	0.20%
LEVEL II	0.175%	1.175%	0.20%
LEVEL III	0.375%	1.375%	0.25%
LEVEL IV	0.575%	1.575%	0.30%
LEVEL V	0.900%	1.900%	0.35%

; provided that from the First Amendment Effective Date until the Pricing Date for the fiscal quarter of the Parent ending June 30, 2011, the Borrower shall be in Level III.

“Cash Interest Coverage Ratio” means as of the last day of any calendar quarter the ratio of Adjusted EBIT for the four calendar quarters then ended to Cash Interest Expense for the same four (4) calendar quarters then ended.

“Consolidated Net Worth” means, as of the date of any determination thereof, the amount reflected as stockholders’ equity (calculated without giving effect to any change in “accumulated other comprehensive income or loss” since June 30, 2010) upon a consolidated balance sheet of the Parent and its Restricted Subsidiaries for such date computed on a consolidated basis in accordance with GAAP, plus, to the extent deducted or minus, to the extent added, in determining Net Income, (i) impairment or other non-cash charges related to the Co-Investments of the Parent and its Restricted Subsidiaries funded on or prior to the Effective Date not to exceed $50,000,000 in the aggregate for all periods from and after the Effective Date, (ii) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by FASB Accounting Standards Codification Topic 350 (formerly SFAS 142) under GAAP or any successor standard and (iii) non-cash gains or losses relating to changes in the mark-to-market value of Co-Investments and earn-outs.

“First Amendment” means the First Amendment to Multicurrency Credit Agreement dated as of June 24, 2011 by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means the date upon which the First Amendment became effective pursuant to its terms.

“L/C Sublimit” means $100,000,000 (or such higher amount not in excess of $150,000,000 as the L/C Issuer may agree in its sole discretion as notified to the Administrative Agent in writing) as reduced pursuant to the terms hereof.

“Level I” exists at any date if, at such date, the Cash Flow Leverage Ratio is less than 1.50 to 1.00.

“Level II” exists at any date if, at such date, Level I does not exist and the Cash Flow Leverage Ratio is less than 2.00 to 1.00.

“Level III” exists at any date if, at such date, neither Level I nor Level II exists and the Cash Flow Leverage Ratio is less than 2.50 to 1.00.

“Level IV” exists at any date if, at such date, neither Level I, Level II nor Level III exists and the Cash Flow Leverage Ratio is less than 3.00 to 1.00.

“Level V” exists at any date if, at such date, none of Level I, Level II, Level III, or Level IV exists.

“Permitted Acquisition” means any Acquisition in a line of business related to that of the Parent and its Subsidiaries with respect to which all of the following conditions shall have been satisfied:

(a) the Board of Directors or other governing body or the holders of 100%, or such other percentage as may be required by the applicable governing documents, of the equity interests of the Person whose Property, or Voting Stock or other interests in which, are being so acquired has approved the terms of such Acquisition;

(b) if the portion of the purchase price paid in cash (including assumed debt) for the Acquired Business is greater than $150,000,000, the financial statements of the Acquired Business shall have either been audited by a nationally recognized accounting firm or such financial statements shall have undergone review by the Parent of a scope satisfactory to the Administrative Agent; and

(c) after giving effect to such Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist, including with respect to the financial covenants contained in Sections 7.15, 7.16 and 7.17 hereof on a pro forma basis and the Parent shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent (which evidence shall be substantially in the form of a Compliance Certificate or such other form reasonably satisfactory to the Administrative Agent) that the Cash Flow Leverage Ratio as of the last day of the last calendar quarter for which financial statements have been delivered on a pro forma basis (including the repayment of any Indebtedness subsequent to the last day of such calendar quarter and on or prior to the date such Acquisition is consummated with Net Cash Proceeds received by the Parent) would be no greater than the level that is 0.50 lower than the Cash Flow Leverage required to be met for the most recently ended fiscal period for which financial information is available.

“Permitted Adjustments” means, for any period, and without duplication, (i) transition charges incurred by the Parent or any Restricted Subsidiaries during such period relating to the Acquisition by the Parent of all of the outstanding equity of Jones Lang LaSalle Brokerage, Inc. (f/k/a Staubach Holdings, Inc.), a Texas corporation, to the extent such charges do not exceed $10,000,000 in the aggregate for all periods from and after July 1, 2010, (ii) deferred commissions earned and received in cash by any Person acquired pursuant to an Acquisition (net of commissions payable) for transactional activity, to the extent such activity was completed prior to the acquisition of such Person by the Parent or a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $50,000,000 for any trailing twelve-month period or $100,000,000 in the aggregate for all periods from and after July 1, 2010, (iii) impairment and other non-cash charges related to Co-Investments of the Parent and its Restricted Subsidiaries funded prior to the Effective Date, not to exceed $50,000,000 in the aggregate for all periods from and after July 1, 2010, (iv) non-cash charges arising from the impairment of goodwill or other intangible assets in accordance with and as required by FASB Accounting Standards Codification Topic 350 (formerly SFAS 142) under GAAP or any successor standard, (v) acquisition, integration and transition charges (including retention compensation) incurred by the Parent or any Restricted Subsidiary relating to the acquisition of King Sturge International LLP to the extent such charges do not exceed £16,600,000, (vi) acquisition, integration and transition charges (including costs for client or investor consents treated as an expense or reduction of revenue rather than purchase price) directly related to the acquisition of King Sturge International LLP and any other Permitted Acquisition pursued or closed on or after June 1, 2011 to the extent such charges or reduction of revenue do not exceed $100,000,000 in the aggregate for all such Permitted Acquisitions for all periods from and after the First Amendment Effective Date, and (vii) the subtraction of non-cash gains or the addition of non-cash losses relating to changes in the mark-to-market value of Co-Investments and earn-outs.

“Termination Date” means June 24, 2016.

Section 2.4. Section 7.14(k) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

(k) Permitted Acquisitions or Investments in a line of business related to that of the Parent and its Subsidiaries and

Co-Investments, provided that (i) no Default or Event of Default exists or would exist after giving effect to such Permitted Acquisition or Investment, (ii) in the case of Investments not constituting Acquisitions, such Investment funded in cash together with all other Investments funded in cash not constituting Acquisitions (excluding up to $75,000,000 of Investments in the aggregate that are in the form of a Guaranty) permitted under this subsection (k) since the Effective Date reduced by the amount of proceeds of the disposition of all or any part of any Investments existing on the Effective Date or acquired thereafter does not exceed $450,000,000 in aggregate purchase price; provided that if the aggregate purchase price for any Investment by the Parent or any Subsidiary in any one Person exceeds $100,000,000 the Parent shall have received the prior written consent of the Required Lenders; or

Section 2.5. Sections 7.16 and 7.17 of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

Section 7.16. Cash Flow Leverage Ratio. The Parent will as of the last day of each calendar quarter during the relevant period set forth below, maintain a Cash Flow Leverage Ratio at not more than the corresponding ratio set forth opposite such period:

PERIOD ENDING	CASH FLOW LEVERAGE RATIO SHALL NOT BE GREATER THAN

September 30, 2010 Through September 30, 2013	3.50 to 1.00

October 1, 2013 and thereafter	3.25 to 1.00

Section 7.17. Cash Interest Coverage Ratio. The Parent will as of the last day of each calendar quarter maintain a Cash Interest Coverage Ratio of not less than 3.00 to 1.00.

Section 2.6. Section 7.19(h) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

(h) Indebtedness of the Parent and the other Guarantors owing to the former shareholders or other equity holders of (i) Jones Lang LaSalle Brokerage, Inc. representing deferred and earn-out obligations in an aggregate principal amount outstanding not to exceed $450,000,000 minus the principal amount of any payments thereon, (ii) King Sturge International LLP representing deferred obligations in an aggregate principal amount outstanding not to exceed £98,500,000 minus the principal amount of any payments thereon and (iii) Persons acquired pursuant to a Permitted Acquisition that closed after the First Amendment Effective Date representing deferred obligations in an aggregate principal amount at any one time outstanding for all such Permitted Acquisitions not to exceed $150,000,000; and

Section 2.7. Section 7.22 of the Credit Agreement is hereby amended by inserting the following at the end of the second paragraph thereof.

Notwithstanding the foregoing, the Parent shall have until September 30, 2011 to cause any Subsidiaries acquired in connection with the King Sturge International LLP acquisition to become a Guarantor or Guarantors hereunder in compliance with the foregoing provisions of this Section 7.22.

Section 2.8. Schedule I to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth as Schedule I to this Amendment.

Section 2.9. Exhibit D to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth as Exhibit D to this Amendment.

Section 2.10. Exhibit F to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth as Exhibit F to this Amendment.

Section 2.11. Immediately upon the effectiveness of this Amendment each Lender agrees to make such purchases and sales of interests in the Revolving Loans, Swingline Loans and L/C Obligations outstanding on the First Amendment Effective Date between themselves so that each Lender is then holding its Revolver Percentage of outstanding Revolving Loans and risk participation interests in outstanding Swingline Loans and L/C Obligations based on their Revolving Credit Commitment as in effect after giving effect to this Amendment (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Credit Agreement Representations. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Parent and the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 5 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Lender (a) that no Default or Event of Default has occurred and is continuing and (b) as set forth in this Article III.

Section 3.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Parent, each Guarantor and the Borrower of this Amendment are within the Parent’s, such Guarantor’s and the Borrower’s powers, have been duly authorized by all necessary corporate action, and do not:

(a) contravene either the Parent’s, any Guarantor’s or the Borrower’s constituent documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Parent, any Guarantor or the Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of the Parent’s, any Guarantor’s or the Borrower’s properties.

Section 3.3 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Parent, any Guarantor or the Borrower of this Amendment.

Section 3.4 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Parent, each Guarantor and the Borrower enforceable in accordance with its terms.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1 Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(i) The Borrower, the Guarantors, the Administrative Agent, and all the Lenders shall have executed and delivered this Amendment.

(ii) The Administrative Agent shall have received certified copies of resolutions of the boards of directors (or equivalent governing body) of the Parent, the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers;

(iii) The Administrative Agent shall have received an opinion of counsel to the Borrower and each Guarantor in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request;

(iv) The Borrower shall have repaid the aggregate principal amount of the outstanding Term Loans together with all interest accrued thereon and amounts payable pursuant to Section 1.12 of the Credit Agreement in connection with such payment;

(v) The Parent shall have paid the fees as agreed among the Parent and the Co-Lead Arrangers in the Fee Letter dated June 10, 2011; and

(vi) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

If this Amendment becomes effective, the changes in the Applicable Margin shall take effect on June 24, 2011 and on each day thereafter, but any payment of interest or fees due on or after June 24, 2011 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document are hereby ratified, approved and confirmed in each and every respect. Reference to this Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 5.2 Headings and Capitalized Terms. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings as set forth in the Credit Agreement.

Section 5.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

Section 5.4. No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents.

Section 5.5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

Section 5.5 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

JONES LANG LASALLE FINANCE B.V.

By:
Title

JONES LANG LASALLE INCORPORATED, as Guarantor

By:
Title

JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor

By:
Title

JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor

By:
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LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor

By:
Title

JONES LANG LASALLE AMERICAS, INC., as Guarantor

By:
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JONES LANG LASALLE LIMITED, as Guarantor

By:
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JONES LANG LASALLE GMBH, as Guarantor

By:
Title

JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor

By:
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JONES LANG LASALLE BROKERAGE, INC., as Guarantor

By:
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First Amendment to Jones Lang LaSalle Finance B.V. Multicurrency Credit Agreement

BANK OF MONTREAL, individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer

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BANK OF AMERICA, N.A.

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BARCLAYS BANK PLC

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THE ROYAL BANK OF SCOTLAND PLC

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U.S. BANK NATIONAL ASSOCIATION

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FIFTH THIRD BANK

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WELLS FARGO BANK, N.A.

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PNC BANK, NATIONAL ASSOCIATION

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HSBC BANK PLC

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COMPASS BANK

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THE BANK OF NEW YORK MELLON

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WESTPAC BANKING CORPORATION

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NATIONAL AUSTRALIA BANK LIMITED, A.B.N. 12 004 044 937

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THE NORTHERN TRUST COMPANY

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COMERICA BANK

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DEUTSCHE BANK AG NEW YORK BRANCH

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ASSOCIATED BANK NATIONAL ASSOCIATION

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., CHICAGO BRANCH

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SCHEDULE 1

COMMITMENTS

NAME OF BANK	REVOLVING CREDIT COMMITMENT

Bank of Montreal	$107,500,000

Bank of America, N.A.	$107,500,000

Barclays Bank PLC	$105,000,000

The Royal Bank of Scotland plc	$100,000,000

U.S. Bank National Association	$100,000,000

Fifth Third Bank	$100,000,000

Wells Fargo Bank, N.A.	$100,000,000

PNC Bank, National Association	$60,000,000

HSBC Bank PLC	$50,000,000

Compass Bank	$50,000,000

The Bank of New York Mellon	$35,000,000

Westpac Banking Corporation	$35,000,000

National Australia Bank Limited, A.B.N. 12 004 044 937	$35,000,000

The Northern Trust Company	$30,000,000

Comerica Bank	$25,000,000

Deutsche Bank AG New York Branch	$25,000,000

Associated Bank National Association	$25,000,000

Mega International Commercial Bank Co., Ltd. Chicago Branch	$10,000,000

TOTAL	$1,100,000,000

EXHIBIT D

COMPLIANCE CERTIFICATE

This Compliance Certificate is furnished to Bank of Montreal, as Administrative Agent, pursuant to the Multicurrency Credit Agreement (as amended from time to time, the “Credit Agreement”) dated as of September 28, 2010, by and among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, the Lenders signatory thereto and Bank of Montreal, as Administrative Agent. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFY THAT:

1. I,                     , am the duly elected or appointed                      of Jones Lang LaSalle Incorporated;

2. I,                     , am the duly elected or appointed                      of Jones Lang LaSalle Finance B.V.;

3. We have reviewed the terms of the Credit Agreement and we have made, or have caused to be made under our supervision, a detailed review of the transactions and conditions of Jones Lang LaSalle Incorporated and its Subsidiaries during the accounting period covered by the attached financial statements;

4. The examinations described in paragraph 3 did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

5. The representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects as though made on the date hereof (other than those made solely as of an earlier date, which need only remain true as of such date), taking into account any amendments to such Section (including without limitation any amendments to the Schedules referenced therein) made after the date of the Credit Agreement in accordance with its provisions.

6. Schedule 1 attached hereto sets forth financial data and computations evidencing compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct. All computations are made in accordance with the terms of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 4 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Parent has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule 1 hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this          day of                     ,         .

JONES LANG LASALLE INCORPORATED

By
Title

JONES LANG LASALLE FINANCE B.V.

By
Title

SCHEDULE I TO THE COMPLIANCE CERTIFICATE

Schedule of Compliance, as of the          day of                     ,         , with the Sections of the Credit Agreement set forth below:

1.	Section 7.14(k) (Investments)

A.	Investments acquired since the Effective Date	$

Name	Amount

B.	The portion of Investments listed in Section 1A that have been disposed of	$

Name	Amount

C.	Line 1A minus Line 1B (must not exceed $450,000,000)	$

D.	The Borrower is in compliance	Yes/No

2.	Section 7.15 (Consolidated Net Worth)

A.	Total stockholder’s equity of the Parent and its Restricted Subsidiaries (calculated exclusive of any other change in accumulated other comprehensive income or loss since June 30, 2010)	$

B.	Impairment or other non-cash charges related to certain Co-Investments	$

C.	Non-cash charges arising from the impairment of goodwill or other intangible assets	$

D.	Non-cash gains (expressed as a negative number) or losses (expressed as a positive number) relating to changes in mark-to-market value of Co-Investments and earn-outs.	$

E.	Line 2A plus Lines 2B, 2C and 2D (must be equal to or greater than $ )	$

F.	The Borrower is in compliance	Yes/No

3.	Section 7.16 (Cash Flow Leverage Ratio)

A.	Total Funded Debt of the Parent and its Restricted Subsidiaries	$

B.	Consolidated Net Income	$

C.	Amounts deducted in arriving at Consolidated Net Income in respect of

	(i) Interest Expense	$

	(ii) federal, state and local income taxes	$

	(iii) depreciation of fixed assets and amortization of intangible assets	$

	(iv) non-cash contributions and accruals to deferred profit sharing or compensation plans	$

	(v) Permitted Adjustments	$

D.	Sum of Lines 3B, 3C(i), 3C(ii), 3C(iii), 3C(iv) and 3C(v) (“Adjusted EBITDA”)	$

E.	Ratio of Line 3A to Line 3D (not to exceed 3.50 to 1.00 through 9/30/13 and 3.25 to 1.00 thereafter)

F.	The Borrower is in compliance	Yes/No

4.	Section 7.17 (Cash Interest Coverage Ratio)

A.	Consolidated Net Income	$

B.	Amounts deducted in arriving at Consolidated Net Income in respect of

	(i) Interest Expense	$

	(ii) federal, state and local income taxes	$

	(iii) non-cash contributions and accruals to deferred profit sharing or compensation plans	$

	(iv) Permitted Adjustments	$

C.	Sum of Lines 4A, 4B(i), 4B(ii), 4B(iii), and 4B(iv) (“Adjusted EBIT”)	$

D.	Cash Interest Expense	$

E.	Ratio of Line 4C to Line 4D (must be greater than or equal to 3.00 to 1.00)

F.	The Borrower is in compliance	Yes/No

EXHIBIT F

INCREASE REQUEST

To:	Bank of Montreal, as Administrative Agent for the Lenders parties to the Multicurrency Credit Agreement dated as of September 28, 2010 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among Jones Lang LaSalle Finance B.V., the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent

Ladies and Gentlemen:

The undersigned, Jones Lang LaSalle Finance B.V. (the “Borrower”), hereby refers to the Credit Agreement and requests that the Administrative Agent, L/C Issuer and Swingline Lender consent to an increase in the aggregate Revolving Credit Commitments (the “Increase”), in accordance with Section 1.15 of the Credit Agreement, to be effected by an increase in [the Revolving Credit Commitment of [name of existing Lender] [the addition of [name of new Lender] (the “New Lender”) as a Lender under the terms of the Credit Agreement]. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

After giving effect to such Increase, the Revolving Credit Commitment of the [Lender] [New Lender] shall be $            .

[Include paragraphs 1-3 for a New Lender]

1. The New Lender hereby confirms that it has received a copy of the Credit Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or any other Credit Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Credit Document or the value of any security therefor.

2. Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

3. The New Lender hereby confirms that its administrative details are set forth in its Administrative Questionnaire.

THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

The Increase shall be effective when the executed consent of the Administrative Agent is received or is otherwise in accordance with Section 1.15 of the Credit Agreement, but not in any case prior to                     ,         . It shall be a condition to the effectiveness of the Increase that all expenses referred to in Section 1.15 of the Credit Agreement shall have been paid.

The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing and that the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects as though made on the date hereof (other than those made solely as of an earlier date, which need only remain true as of such date), taking into account any amendments to such Section (including without limitation any amendment to the Schedules referenced therein) made after the date of the Credit Agreement in accordance with its provisions.

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Please indicate the Administrative Agent’s consent to such Increase by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

JONES LANG LASALLE FINANCE B.V.

By
Name:
Title:

[NEW OR EXISTING LENDER INCREASING COMMITMENTS]

By
Name
Title

The undersigned hereby consents on this day of , to the above-requested Increase.

BANK OF MONTREAL,
As Administrative Agent

By
Name
Title

, as Swingline Lender

By
Name
Title

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